EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND Supplement to Prospectus dated March 1, 2006

The following replaces the second paragraph under "Small-Cap Value Portfolio" under "Management and Organization":

Small-Cap Value Portfolio is managed by a team of three portfolio managers from Fox led by George C. Pierides. Mr. Pierides has served as the portfolio manager of Small-Cap Value Portfolio since operations commenced. Mr. Pierides is a Senior Managing Director of Fox, manages other Fox investment portfolios and has been employed by Fox for more than five years. Gregory R. Greene has served as co-portfolio manager since March 1, 2006. Mr. Greene is a Managing Director of Fox, manages other Fox investment portfolios and has been employed by Fox for more than five years. The other member of their investment team is J. Bradley Ohlmuller. Mr. Ohlmuller is a Principal of Fox and member of the firm’s Investment Committee. Prior to 2004, he was a Vice President and research analyst at Goldman Sachs & Co., where he co-covered the healthcare facilities sector, and was an anlyst at Morgan Stanley from 1997-2001.

June 19, 2006	TMCOMBPS2